HSBC FUNDS
HSBC Emerging Markets Local Debt Fund
(the “Fund”)

Supplement dated January 19, 2016
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2015, each as supplemented to date

Effective January 19, 2016, Abdelak Adjriou will no longer serve as a portfolio manager to the Fund. The Fund will continue to be managed by existing members of the Adviser’s Emerging Markets Debt Team. Accordingly, effective January 19, 2016, the following changes are made:

The “Portfolio Managers” section in the Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management, is the member of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015.

All other references to Mr. Adjriou are removed from the Fund’s Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE